                                                                   EXHIBIT 20.19


             ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B

                     MONTHLY SERVICER'S CERTIFICATE

       Accounting Date:                                    October 31, 1999
                                              ------------------------------
       Determination Date:                                 November 5, 1999
                                              ------------------------------
       Distribution Date:                                 November 15, 1999
                                              ------------------------------
       Monthly Period Ending:                              October 31, 1999
                                              ------------------------------

       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1997, among Arcadia Automobile Receivables Trust, 1997-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.     Collection Account Summary

       Available Funds:
                    Payments Received                                                        $12,866,238.27
                    Liquidation Proceeds (excluding Purchase Amounts)                         $1,013,884.26
                    Current Monthly Advances                                                     276,519.48
                    Amount of withdrawal, if any, from the Spread Account                             $0.00
                    Monthly Advance Recoveries                                                  (202,698.83)
                    Purchase Amounts-Warranty and Administrative Receivables                          $0.00
                    Purchase Amounts - Liquidated Receivables                                         $0.00
                    Income from investment of funds in Trust Accounts                            $52,627.53
                                                                                         -------------------
       Total Available Funds                                                                                         $14,006,570.71
                                                                                                                 ===================

       Amounts Payable on Distribution Date:
                    Reimbursement of Monthly Advances                                                 $0.00
                    Backup Servicer Fee                                                               $0.00
                    Basic Servicing Fee                                                         $258,513.36
                    Trustee and other fees                                                            $0.00
                    Class A-1 Interest Distributable Amount                                           $0.00
                    Class A-2 Interest Distributable Amount                                           $0.00
                    Class A-3 Interest Distributable Amount                                           $0.00
                    Class A-4 Interest Distributable Amount                                     $797,420.18
                    Class A-5 Interest Distributable Amount                                     $910,083.33
                    Noteholders' Principal Distributable Amount                              $11,806,396.29
                    Amounts owing and not paid to Security Insurer under
                                      Insurance Agreement                                             $0.00
                    Supplemental Servicing Fees (not otherwise paid to Servicer)                      $0.00

                    Spread Account Deposit                                                      $234,157.54
                                                                                         -------------------
       Total Amounts Payable on Distribution Date                                                                    $14,006,570.71
                                                                                                                 ===================


                                 Page 1 (1997-B)


 II.      Available Funds

          Collected Funds (see V)
                                 Payments Received                                       $12,866,238.27
                                 Liquidation Proceeds (excluding Purchase Amounts)        $1,013,884.26          $13,880,122.53
                                                                                         --------------

          Purchase Amounts                                                                                                $0.00

          Monthly Advances

                                 Monthly Advances - current Monthly Period (net)             $73,820.65
                                 Monthly Advances - Outstanding Monthly Advances
                                   not otherwise reimbursed to the Servicer                       $0.00              $73,820.65
                                                                                         --------------
          Income from investment of funds in Trust Accounts                                                          $52,627.53
                                                                                                                 --------------
          Available Funds                                                                                        $14,006,570.71
                                                                                                                 ==============

III.      Amounts Payable on Distribution Date

         (i)(a)       Taxes due and unpaid with respect to the Trust
                      (not otherwise paid by OFL or the Servicer)                                                         $0.00

         (i)(b)       Outstanding Monthly Advances (not otherwise reimbursed
                      to Servicer and to be reimbursed on the Distribution Date)                                          $0.00

         (i)(c)       Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                     $0.00

         (ii)         Accrued and unpaid fees (not otherwise paid by OFL or the
                      Servicer):
                                 Owner Trustee                                                    $0.00
                                 Administrator                                                    $0.00
                                 Indenture Trustee                                                $0.00
                                 Indenture Collateral Agent                                       $0.00
                                 Lockbox Bank                                                     $0.00
                                 Custodian                                                        $0.00
                                 Backup Servicer                                                  $0.00
                                 Collateral Agent                                                 $0.00                   $0.00
                                                                                         --------------

         (iii)(a)     Basic Servicing Fee (not otherwise paid to Servicer)                                          $258,513.36

         (iii)(b)     Supplemental Servicing Fees (not otherwise paid to Servicer)                                        $0.00

         (iii)(c)     Servicer reimbursements for mistaken deposits or postings
                      of checks returned for insufficient funds (not otherwise
                      reimbursed to Servicer)                                                                             $0.00

         (iv)         Class A-1 Interest Distributable Amount                                                             $0.00
                      Class A-2 Interest Distributable Amount                                                             $0.00
                      Class A-3 Interest Distributable Amount                                                             $0.00
                      Class A-4 Interest Distributable Amount                                                       $797,420.18
                      Class A-5 Interest Distributable Amount                                                       $910,083.33

         (v)          Noteholders' Principal Distributable Amount

                                 Payable to Class A-1 Noteholders                                                         $0.00
                                 Payable to Class A-2 Noteholders                                                $11,806,396.29
                                 Payable to Class A-3 Noteholders                                                         $0.00
                                 Payable to Class A-4 Noteholders                                                         $0.00
                                 Payable to Class A-5 Noteholders                                                         $0.00

         (vii)       Unpaid principal balance of the Class A-1 Notes after
                     deposit to the Note Distribution Account of any funds
                     in the Class A-1 Holdback Subaccount (applies only on
                     the Class A-1 Final Scheduled Distribution Date)                                                     $0.00

         (ix)        Amounts owing and not paid to Security Insurer under Insurance Agreement                             $0.00
                                                                                                                 --------------
                     Total amounts payable on Distribution Date                                                   13,772,413.17
                                                                                                                 ==============

                                 Page 2 (1997-B)


 IV.      Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall
          and Class A-1 Maturity Shortfall

          Spread Account deposit:

                       Amount of excess, if any, of Available Funds over total amounts
                       payable (or amount of such excess up to the Spread Account Maximum Amount)                       $234,157.54

          Reserve Account Withdrawal on any Determination Date:

                       Amount of excess, if any, of total amounts payable over Available Funds
                       (excluding amounts payable under item (vii) of Section III)                                            $0.00

                       Amount available for withdrawal from the Reserve Account (excluding the
                       Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                       (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers
                       of Subsequent Receivables)                                                                             $0.00

                       (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1
                       Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                       Amount of withdrawal, if any, from the Reserve Account                                                 $0.00

          Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
          Date:

                       Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v)
                       of Section III                                                                                         $0.00

                       Amount available in the Class A-1 Holdback Subaccount                                                  $0.00

                       (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                       of Section III) shall be withdrawn by the Indenture Trustee from the Class
                       A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                       Account for payment to the Class A-1 Noteholders)

                       Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                   $0.00

          Deficiency Claim Amount:

                       Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount and
                       Available Funds                                                                                        $0.00

                       (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section
                       III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

          Pre-Funding Account Shortfall:

                       Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1
                       Prepayment Amount, the Class A-2 Prepayment Amount, the Class A-3 Prepayment
                       Amount, the Class A-4 Prepayment Amount, and the Class A-5 Prepayment Amount,
                       over (b) the amount on deposit in the Pre-Funding Account                                              $0.00


          Class A-1 Maturity Shortfall:

                       Amount of excess, if any, on the Class A-1 Final Scheduled Distribution
                       Date, of (a) the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v)
                       and (vii) of Section III or pursuant to a withdrawal from the Class A-1
                       Holdback Subaccount.                                                                                   $0.00

          (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1
          Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the
          Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and
          the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall
          or the Class A-1 Maturity Shortfall.)

                                 Page 3 (1997-B)


 V.       Collected Funds

          Payments Received:
                          Supplemental Servicing Fees                                                     $0.00
                          Amount allocable to interest                                             3,699,039.02
                          Amount allocable to principal                                            9,167,199.25
                          Amount allocable to Insurance Add-On Amounts                                    $0.00
                          Amount allocable to Outstanding Monthly Advances
                             (reimbursed to the Servicer prior to deposit
                             in the Collection Account)                                                   $0.00
                                                                                              ------------------
          Total Payments Received                                                                                    $12,866,238.27

          Liquidation Proceeds:
                          Gross amount realized with respect to Liquidated Receivables             1,047,772.52

                          Less: (i) reasonable expenses incurred by Servicer
                             in connection with the collection of such Liquidated
                             Receivables and the repossession and disposition
                             of the related Financed Vehicles and (ii) amounts
                             required to be refunded to Obligors on such Liquidated
                             Receivables                                                             (33,888.26)
                                                                                              ------------------
          Net Liquidation Proceeds                                                                                    $1,013,884.26


          Allocation of Liquidation Proceeds:
                           Supplemental Servicing Fees                                                    $0.00
                           Amount allocable to interest                                                   $0.00
                           Amount allocable to principal                                                  $0.00
                           Amount allocable to Insurance Add-On Amounts                                   $0.00
                           Amount allocable to Outstanding Monthly Advances (reimbursed
                              to the Servicer prior to deposit in the Collection Account)                 $0.00               $0.00
                                                                                              ------------------    ----------------
          Total Collected Funds                                                                                      $13,880,122.53
                                                                                                                    ================
 VI.      Purchase Amounts Deposited in Collection Account

          Purchase Amounts - Warranty Receivables                                                                             $0.00
                           Amount allocable to interest                                                   $0.00
                           Amount allocable to principal                                                  $0.00
                           Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)                  $0.00

          Purchase Amounts - Administrative Receivables                                                                       $0.00
                           Amount allocable to interest                                                   $0.00
                           Amount allocable to principal                                                  $0.00
                           Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)                  $0.00
                                                                                              ------------------
          Total Purchase Amounts                                                                                              $0.00
                                                                                                                   =================
VII.      Reimbursement of Outstanding Monthly Advances

          Outstanding Monthly Advances                                                                                  $448,743.58

          Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                             Payments received from Obligors                                       ($202,698.83)
                             Liquidation Proceeds                                                         $0.00
                             Purchase Amounts - Warranty Receivables                                      $0.00
                             Purchase Amounts - Administrative Receivables                                $0.00
                                                                                              ------------------
          Outstanding Monthly Advances to be netted against Monthly
           Advances for the current Monthly Period                                                                     ($202,698.83)

          Outstanding Monthly Advances to be reimbursed out of
           Available Funds on the Distribution Date                                                                    ($202,698.83)

          Remaining Outstanding Monthly Advances                                                                        $246,044.75

          Monthly Advances - current Monthly Period                                                                     $276,519.48
                                                                                                                   -----------------
          Outstanding Monthly Advances - immediately following the Distribution Date                                    $522,564.23
                                                                                                                   =================

                                 Page 4 (1997-B)


VIII.     Calculation of Interest and Principal Payments

          A.  Calculation of Principal Distribution Amount

                  Payments received allocable to principal                                                            $9,167,199.25
                  Aggregate of Principal Balances as of the Accounting Date of all
                     Receivables that became Liquidated Receivables
                     during the Monthly Period                                                                        $2,639,197.04
                  Purchase Amounts Warranty Receivables allocable to principal                                                $0.00
                  Purchase Amounts - Administrative Receivables allocable to principal                                        $0.00
                  Amounts withdrawn from the Pre-Funding Account                                                              $0.00
                  Cram Down Losses                                                                                            $0.00
                                                                                                                 -------------------
                  Principal Distribution Amount                                                                      $11,806,396.29
                                                                                                                 ===================
          B.  Calculation of Class A-1 Interest Distributable Amount

                  Class A-1 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                     of principal to Class A-1 Noteholders on such Distribution Date)                $0.00

                  Multiplied by the Class A-1 Interest Rate                                          5.743%

                  Multiplied by actual days in the period or in the case of the first
                     Distribution Date, by 26/360                                               0.08611111                    $0.00
                                                                                           ----------------
                  Plus any unpaid Class A-1 Interest Carryover Shortfall                                                      $0.00
                                                                                                                --------------------
                  Class A-1 Interest Distributable Amount                                                                     $0.00
                                                                                                                ====================
          C.  Calculation of Class A-2 Interest Distributable Amount

                  Class A-2 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                     of principal to Class A-2 Noteholders on such Distribution Date)               $0.00

                  Multiplied by the Class A-2 Interest Rate                                         6.100%

                  Multiplied by 1/12 or, in the case of the first Distribution
                     Date, by 26/360                                                           0.08333333                     $0.00
                                                                                          ----------------
                  Plus any unpaid Class A-2 Interest Carryover Shortfall                                                      $0.00
                                                                                                               ---------------------
                  Class A-2 Interest Distributable Amount                                                                     $0.00
                                                                                                               =====================
          D.  Calculation of Class A-3 Interest Distributable Amount

                  Class A-3 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                     of principal to Class A-3 Noteholders on such Distribution Date)              $0.00

                  Multiplied by the Class A-3 Interest Rate                                        6.300%

                  Multiplied by 1/12 or, in the case of the first Distribution
                   Date, by 26/360                                                            0.08333333                      $0.00
                                                                                         ----------------
                  Plus any unpaid Class A-3 Interest Carryover Shortfall                                                      $0.00
                                                                                                               ---------------------
                  Class A-3 Interest Distributable Amount                                                                     $0.00
                                                                                                               =====================
          E.  Calculation of Class A-4 Interest Distributable Amount

                  Class A-4 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                     of principal to Class A-4 Noteholders on such Distribution Date)    $147,216,033.95

                  Multiplied by the Class A-4 Interest Rate                                        6.500%

                  Multiplied by 1/12 or, in the case of the first Distribution
                     Date, by 26/360                                                          0.08333333                $797,420.18
                                                                                         ----------------
                  Plus any unpaid Class A-4 Interest Carryover Shortfall                                                      $0.00
                                                                                                               ---------------------
                  Class A-4 Interest Distributable Amount                                                               $797,420.18
                                                                                                               =====================


                                 Page 5 (1997-B)


        F.  Calculation of Class A-5 Interest Distributable Amount

                Class A-5 Monthly Interest Distributable Amount:

                Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                   of principal to Class A-5 Noteholders on such Distribution Date)          $163,000,000.00

                Multiplied by the Class A-5 Interest Rate                                              6.700%

                Multiplied by 1/12 or, in the case of the first Distribution
                   Date, by 26/360                                                                0.08333333           $910,083.33
                                                                                             ----------------
                Plus any unpaid Class A-5 Interest Carryover Shortfall                                                       $0.00
                                                                                                                  -----------------
                Class A-5 Interest Distributable Amount                                                                $910,083.33
                                                                                                                  =================

        G.  Calculation of Noteholders' Interest Distributable Amount

                Class A-1 Interest Distributable Amount                                               $0.00
                Class A-2 Interest Distributable Amount                                               $0.00
                Class A-3 Interest Distributable Amount                                               $0.00
                Class A-4 Interest Distributable Amount                                         $797,420.18
                Class A-5 Interest Distributable Amount                                         $910,083.33

                Noteholders' Interest Distributable Amount                                                            $1,707,503.52
                                                                                                                  ==================
        H.  Calculation of Noteholders' Principal Distributable Amount:

                Noteholders' Monthly Principal Distributable Amount:

                Principal Distribution Amount                                                $11,806,396.29

                Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate
                  Principal Balance (plus any funds remaining on deposit in the
                  Pre-Funding Account) as of the Accounting Date for the preceding
                  Distribution Date minus that portion of the Principal Distribution
                  Amount applied to retire the Class A-1 Notes and (iii) for each
                  Distribution Date thereafter, outstanding principal balance of the
                  Class A-2 Notes on the Determination Date over the Aggregate Principal
                  Balance (plus any funds remaining on deposit in the Pre-Funding Account)
                  as of the Accounting Date for the preceding Distribution Date)                   100.00%           $11,806,396.29
                                                                                          ----------------
                  Unpaid Noteholders' Principal Carryover Shortfall                                                           $0.00
                                                                                                                  ------------------
                  Noteholders' Principal Distributable Amount                                                        $11,806,396.29
                                                                                                                  ==================
        I.  Application of Noteholders' Principal Distribution Amount:

                Amount of Noteholders' Principal Distributable Amount payable to
                Class A-1 Notes (equal to entire Noteholders' Principal Distributable
                Amount until the principal balance of the Class A-1 Notes is reduced
                to zero)                                                                                                      $0.00
                                                                                                                  ==================
                Amount of Noteholders' Principal Distributable Amount payable to
                Class A-2 Notes (no portion of the Noteholders' Principal Distributable
                Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to
                the entire Noteholders' Principal Distributable Amount)                                              $11,806,396.29
                                                                                                                  ==================

                                 Page 6 (1997-B)


     IX.    Pre-Funding Account

            A.  Withdrawals from Pre-Funding Account:

            Amount on deposit in the Pre-Funding Account as of the preceding
               Distribution Date or, in the case of the first Distribution Date,
               as of the Closing Date                                                                                         $0.00
                                                                                                                           --------
                                                                                                                              $0.00
                                                                                                                           ========
            Less: withdrawals from the Pre-Funding Account in respect of transfers of
               Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
               (an amount equal to (a) $0 (the aggregate Principal Balance of Subsequent
               Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect
               to transfer of Subsequent Receivables over (ii) $0))                                                           $0.00

            Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the August 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to
                $100,000 or less as of the Distribution Date (see B below)                                                    $0.00
                                                                                                                           --------
            Amount remaining on deposit in the Pre-Funding Account after
                Distribution Date                                                                    $0.00
                                                                                                  --------
                                                                                                                              $0.00
                                                                                                                           ========
            B.  Distributions to Noteholders from certain withdrawals from the
                Pre-Funding Account:

            Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded
                Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (August 1997 Distribution Date) or the
                Pre-Funded Amount being reduced to $100,000 or less on any Distribution Date                                  $0.00

            Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
                (based on the respective current outstanding principal balance of each class
                of Notes of the Pre-Funded Amount as of the Distribution Date)                                                $0.00

            Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
                (based on the respective current outstanding principal balance of each class
                of Notes of the Pre-Funded Amount as of the Distribution Date)                                                $0.00

            Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
                (based on the respective current outstanding principal balance of each class
                of Notes of the Pre-Funded Amount as of the Distribution Date)                                                $0.00

            Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
                (based on the respective current outstanding principal balance of each class
                of Notes of the Pre-Funded Amount as of the Distribution Date)                                                $0.00

            Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
                (based on the respective current outstanding principal balance of each class
                of Notes of the Pre-Funded Amount as of the Distribution Date)                                                $0.00

            C.  Prepayment Premiums:

            Class A-1 Prepayment Premium                                                                                      $0.00
            Class A-2 Prepayment Premium                                                                                      $0.00
            Class A-3 Prepayment Premium                                                                                      $0.00
            Class A-4 Prepayment Premium                                                                                      $0.00
            Class A-5 Prepayment Premium                                                                                      $0.00


                                 Page 7 (1997-B)



X.     Reserve Account

       Requisite Reserve Amount:

       Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
        Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                   Product of (x) 6.31% (weighted average interest of Class A-1 Interest Rate,
                   Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate,
                   Class A-5 Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and A-5 principal balance) divided by 360, (y) $0 (the Pre-Funded Amount on such Distribution Date) and (z)  0 (the number of days until the August
                   1997 Distribution Date))                                                                                   $0.00

                   Less the product of (x) 2.5% divided by 360, (y) $0 (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the number of days until the August 1997
                   Distribution Date)                                                                                         $0.00
                                                                                                                    ----------------
       Requisite Reserve Amount                                                                                               $0.00
                                                                                                                    ================

       Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
        Subaccount) as of the preceding Distribution Date or, in the case of the first
        Distribution Date, as of the Closing Date                                                                             $0.00

       Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
        Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
        from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                       $0.00

       Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1 Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture
        Trustee from amounts withdrawn from the Pre-Funding Account in respect of transfers
        of Subsequent Receivables)                                                                                            $0.00

       Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
        to cover the excess, if any, of total amount payable over Available Funds (see IV above)                              $0.00
                                                                                                                    ----------------

       Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
        Subaccount) after the Distribution Date                                                                               $0.00
                                                                                                                    ================

XI.    Class A-1 Holdback Subaccount:

       Class A-1 Holdback Amount:

       Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                        $0.00

       Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
        is greater than $0 (the Original Pool Balance after giving effect to the transfer of
        Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date preceding
        the Distribution Date))                                                                                               $0.00

       Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
        a Class A-1 Maturity Shortfall (see IV above)                                                                         $0.00

       Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
        withdrawal to be released by the Indenture Trustee)                                                                   $0.00
                                                                                                                    ----------------
       Class A-1 Holdback Subaccount immediately following the Distribution Date                                              $0.00
                                                                                                                    ================

                                 Page 8 (1997-B)


 XII.    Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of the Monthly Period    $310,216,033.95
         Multiplied by Basic Servicing Fee Rate                                              1.00%
         Divided by Months per year                                                     0.0833333
                                                                                  ----------------
         Basic Servicing Fee                                                                         $258,513.36

         Less: Backup Servicer Fees (annual rate of 1 bp)                                                  $0.00

         Supplemental Servicing Fees                                                                       $0.00
                                                                                                     ------------
         Total of Basic Servicing Fees and Supplemental Servicing Fees                                                  $258,513.36
                                                                                                                    ================
XIII.    Information for Preparation of Statements to Noteholders

         a. Aggregate principal balance of the Notes as of first day of Monthly Period
                              Class A-1 Notes                                                                                 $0.00
                              Class A-2 Notes                                                                                 $0.00
                              Class A-3 Notes                                                                                 $0.00
                              Class A-4 Notes                                                                       $147,216,033.95
                              Class A-5 Notes                                                                       $163,000,000.00

         b. Amount distributed to Noteholders allocable to principal
                              Class A-1 Notes                                                                                 $0.00
                              Class A-2 Notes                                                                                 $0.00
                              Class A-3 Notes                                                                                 $0.00
                              Class A-4 Notes                                                                        $11,806,396.29
                              Class A-5 Notes                                                                                 $0.00

         c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                              Class A-1 Notes                                                                                 $0.00
                              Class A-2 Notes                                                                                 $0.00
                              Class A-3 Notes                                                                                 $0.00
                              Class A-4 Notes                                                                       $135,409,637.66
                              Class A-5 Notes                                                                       $163,000,000.00

         d. Interest distributed to Noteholders
                              Class A-1 Notes                                                                                 $0.00
                              Class A-2 Notes                                                                                 $0.00
                              Class A-3 Notes                                                                                 $0.00
                              Class A-4 Notes                                                                           $797,420.18
                              Class A-5 Notes                                                                           $910,083.33

         e. 1. Class A-1 Interest Carryover Shortfall, if any (and change in amount                                           $0.00
               from preceding statement)
            2. Class A-2 Interest Carryover Shortfall, if any (and change in amount                                           $0.00
               from preceding statement)
            3. Class A-3 Interest Carryover Shortfall, if any (and change in amount                                           $0.00
               from preceding statement)
            4. Class A-4 Interest Carryover Shortfall, if any (and change in amount                                           $0.00
               from preceding statement)
            5. Class A-5 Interest Carryover Shortfall, if any (and change in amount                                           $0.00
               from preceding statement)

         f. Amount distributed payable out of amounts withdrawn from or pursuant to:
            1. Reserve Account                                                                                                $0.00
            2. Class A-1 Holdback Subaccount                                                                                  $0.00
               Spread Account
            3. Claim on the Note Policy                                                                                       $0.00

         g. Remaining Pre-Funded Amount                                                                                       $0.00

         h. Remaining Reserve Amount                                                                                          $0.00

         i. Amount on deposit on Class A-1 Holdback Subaccount                                                                $0.00

         j. Prepayment amounts
               Class A-1 Prepayment Amount                                                                                    $0.00
               Class A-2 Prepayment Amount                                                                                    $0.00
               Class A-3 Prepayment Amount                                                                                    $0.00
               Class A-4 Prepayment Amount                                                                                    $0.00
               Class A-5 Prepayment Amount                                                                                    $0.00

         k. Prepayment Premiums
               Class A-1 Prepayment Premium                                                                                   $0.00
               Class A-2 Prepayment Premium                                                                                   $0.00
               Class A-3 Prepayment Premium                                                                                   $0.00
               Class A-4 Prepayment Premium                                                                                   $0.00
               Class A-5 Prepayment Premium                                                                                   $0.00

         l. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
             paid by the Trustee on behalf of the Trust                                                                 $258,513.36

         m. Note Pool Factors (after giving effect to distributions on the
             Distribution Date)
               Class A-1 Notes                                                                                           0.00000000
               Class A-2 Notes                                                                                           0.00000000
               Class A-3 Notes                                                                                           0.00000000
               Class A-4 Notes                                                                                           0.90273092
               Class A-5 Notes                                                                                           1.00000000


                                     Page 9 (1997-B)

 XVI.    Pool Balance and Aggregate Principal Balance

                      Original Pool Balance at beginning of Monthly Period                                          $774,999,996.59
                      Subsequent Receivables                                                                                  $0.00
                                                                                                              ----------------------
                      Original Pool Balance at end of Monthly Period                                                $774,999,996.59
                                                                                                              ======================

                      Aggregate Principal Balance as of preceding Accounting Date                                    310,216,033.95
                      Aggregate Principal Balance as of current Accounting Date                                     $298,409,637.66

             Monthly Period Liquidated Receivables                         Monthly Period Administrative Receivables
                             Loan #                        Amount                           Loan #                           Amount
                             ------                        ------                           ------                           ------
                    see attached listing                2,639,197.04               see attached listing                         -
                                                               $0.00                                                          $0.00
                                                               $0.00                                                          $0.00
                                                       --------------                                                         -----
                                                       $2,639,197.04                                                          $0.00
                                                       ==============                                                         =====

XVIII.   Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
             Receivables delinquent more than 30 days with respect to all or
             any portion of a Scheduled Payment as of the Accounting Date                   25,205,882.01

         Aggregate Principal Balance as of the Accounting Date                            $298,409,637.66
                                                                                      --------------------
         Delinquency Ratio                                                                                               8.44673859%
                                                                                                                         ===========


          IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                         ARCADIA  FINANCIAL  LTD.

                                         By:
                                             ----------------------------------
                                         Name: Scott R. Fjellman
                                               --------------------------------
                                         Title: Vice President / Securitization
                                                -------------------------------

                                Page 10 (1997-B)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING OCTOBER 31, 1999


 I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                   $775,000,000.00

                     AGE OF POOL (IN MONTHS)                                            29

II.     Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date) of all
         Receivables delinquent more than 30 days with respect to all
         or any portion of a Scheduled Payment as of the Accounting Date                      $25,205,882.01

        Aggregate Principal Balance as of the Accounting Date                                $298,409,637.66
                                                                                         -------------------
        Delinquency Ratio                                                                                                8.44673859%
                                                                                                                 ===================
III.    Average Delinquency Ratio

        Delinquency ratio - current Determination Date                                            8.44673859%

        Delinquency ratio - preceding Determination Date                                          7.23726896%

        Delinquency ratio - second preceding Determination Date                                   6.36770183%
                                                                                         --------------------

        Average Delinquency Ratio                                                                                        7.35056979%
                                                                                                                 ===================

IV.     Default Rate

        Cumulative balance of defaults as of the preceding Accounting
         Date                                                                                                       $109,151,513.05

        Add: Sum of Principal Balances (as of the Accounting Date)
                 of Receivables that became Liquidated Receivables
                 during the Monthly Period or that became Purchased
                 Receivables during Monthly Period (if delinquent more
                 than 30 days with respect to any portion of a Scheduled
                 Payment at time of purchase)                                                                         $2,639,197.04
                                                                                                                 -------------------
        Cumulative balance of defaults as of the current Accounting Date                                            $111,790,710.09

             Sum of Principal Balances (as of the Accounting Date)
                 of 90+ day delinquencies                                                       6,037,757.82

                               Percentage of 90+ day delinquencies
                                  applied to defaults                                                 100.00%         $6,037,757.82
                                                                                         --------------------    -------------------
        Cumulative balance of defaults and 90+ day delinquencies as of
          the current Accounting Date                                                                               $117,828,467.91
                                                                                                                 ===================
 V.     Cumulative Default Rate as a % of Original Principal Balance

        Cumulative Default Rate - current Determination Date                                      15.2036733%

        Cumulative Default Rate - preceding Determination Date                                    14.7781041%

        Cumulative Default Rate - second preceding Determination Date                             14.3117850%


                                 Page 1 (1997-B)


 VI.     Net Loss Rate

         Cumulative net losses as of the preceding Accounting Date                                                   $51,751,716.54

               Add: Aggregate of Principal Balances as of the Accounting Date
                     (plus accrued and unpaid interest there on to the end of the
                     Monthly Period) of all Receivables that became Liquidated
                     Receivables or that became Purchased Receivables
                     and that were delinquent more than 30 days with
                     respect to any portion of a Scheduled Payment as of the
                     Accounting Date                                                       $2,639,197.04
                                                                                        -----------------
                     Liquidation Proceeds received by the Trust                           ($1,013,884.26)             $1,625,312.78
                                                                                        -----------------        -------------------
         Cumulative net losses as of the current Accounting Date                                                     $53,377,029.32

                     Sum of Principal Balances (as of the Accounting Date)
                      of 90+ day delinquencies                                             $6,037,757.82

                        Percentage of 90+ day delinquencies applied to losses                      40.00%             $2,415,103.13
                                                                                        -----------------        -------------------

         Cumulative net losses and 90+ day delinquencies as of the current
         Accounting Date                                                                                             $55,792,132.45
                                                                                                                 ===================




 VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

         Cumulative Net Loss Rate - current Determination Date                                                            7.1989848%

         Cumulative Net Loss Rate - preceding Determination Date                                                          6.9552560%

         Cumulative Net Loss Rate - second preceding Determination Date                                                   6.6723194%



VIII.    Classic/Premier Loan Detail
                                                              Classic                     Premier                         Total
                                                              -------                     -------                         -----
         Aggregate Loan Balance, Beginning                169,647,421.99              $140,568,611.96               $310,216,033.95
           Subsequent deliveries of Receivables                     0.00                         0.00                          0.00
           Prepayments                                     (1,551,973.62)               (1,915,214.92)                (3,467,188.54)
           Normal loan payments                            (2,984,834.90)               (2,715,175.81)                (5,700,010.71)
           Defaulted Receivables                           (1,564,991.07)               (1,074,205.97)                (2,639,197.04)
           Administrative and Warranty Receivables                                                                             0.00
                                                      -------------------             ----------------           -------------------
         Aggregate Loan Balance, Ending                  $163,545,622.40              $134,864,015.26               $298,409,637.66
                                                      ===================             ================           ===================
         Delinquencies                                     16,161,970.20                 9,043,911.81                $25,205,882.01
         Recoveries                                          $570,441.13                  $443,443.13                 $1,013,884.26
         Net Losses                                           994,549.94                   630,762.84                 $1,625,312.78

VIII.    Other  Information  Provided  to  FSA

         A. Credit Enhancement Fee information:

            Aggregate Principal Balance as of the Accounting Date                           $298,409,637.66
            Multiplied by:  Credit Enhancement Fee  (25 bp's) * (30/360)                             0.0208%
                                                                                        --------------------
               Amount due for current period                                                                             $62,168.67
                                                                                                                 ===================
         B. Dollar amount of loans that prepaid during the Monthly Period                                             $3,467,188.54
                                                                                                                 ===================
            Percentage of loans that prepaid during the Monthly Period                                                   1.16188893%
                                                                                                                 ===================

                                 Page 2 (1997-B)

IX.     Spread Account Information                                                            $                              %

        Beginning Balance                                                               $19,715,122.38                   6.60673111%

        Deposit to the Spread Account                                                      $234,157.54                   0.07846849%

        Spread Account Additional Deposit                                                $1,000,000.00                   0.33510982%
        Withdrawal from the Spread Account                                                 ($26,092.35)                 -0.00874380%
        Disbursements of Excess                                                         ($1,123,534.54)                 -0.37650746%
        Interest earnings on Spread Account                                                 $89,021.61                   0.02983202%
                                                                                    -------------------           ------------------

        Sub-Total                                                                       $19,888,674.64                   6.66489018%
        Spread Account Recourse Reduction Amount                                         $1,000,000.00                   0.33510982%
                                                                                    -------------------           ------------------
        Ending Balance                                                                  $20,888,674.64                   7.00000000%
                                                                                    ===================           ==================


        Specified Balance pursuant to Section 3.03 of the
             Spread Account Agreement among Olympic Financial Ltd.,
             Arcadia Receivables Finance Corp., Financial Security
             Assurance Inc. and Norwest Bank Minnesota, National Association            $20,888,674.64                   7.00000000%
                                                                                    ===================           ==================

 X.     Trigger Events

        Cumulative Loss and Default Triggers as of June 1, 1997

                                   Loss                           Default                   Loss Event                 Default Event
       Month                    Performance                     Performance                 of Default                   of Default
------------------------------------------------------------------------------------------------------------------------------------
         3                         0.86%                           2.08%                       1.08%                        2.60%
         6                         1.72%                           4.15%                       2.15%                        5.19%
         9                         2.49%                           6.01%                       3.11%                        7.52%
        12                         3.18%                           7.68%                       3.97%                        9.60%
        15                         4.09%                           9.89%                       5.12%                       12.36%
        18                         4.92%                          11.90%                       6.16%                       14.88%
        21                         5.65%                          13.66%                       7.06%                       17.07%
        24                         6.28%                          15.18%                       7.85%                       18.97%
        27                         6.61%                          15.98%                       8.26%                       19.97%
        30                         6.88%                          16.62%                       8.60%                       20.77%
        33                         7.11%                          17.18%                       8.89%                       21.47%
        36                         7.31%                          17.66%                       9.14%                       22.08%
        39                         7.40%                          17.89%                       9.26%                       22.37%
        42                         7.48%                          18.07%                       9.35%                       22.59%
        45                         7.54%                          18.23%                       9.43%                       22.78%
        48                         7.59%                          18.36%                       9.50%                       22.94%
        51                         7.64%                          18.46%                       9.55%                       23.07%
        54                         7.67%                          18.54%                       9.59%                       23.18%
        57                         7.70%                          18.61%                       9.63%                       23.26%
        60                         7.72%                          18.66%                       9.65%                       23.32%
        63                         7.73%                          18.69%                       9.67%                       23.36%
        66                         7.74%                          18.71%                       9.68%                       23.39%
        69                         7.75%                          18.72%                       9.69%                       23.40%
        72                         7.75%                          18.73%                       9.69%                       23.41%
------------------------------------------------------------------------------------------------------------------------------------


        Average Delinquency Ratio equal to or greater than 7.44%                                  Yes________          No___x_____

        Cumulative Default Rate (see above table)                                                 Yes________          No___x_____

        Cumulative Net Loss Rate (see above table)                                                Yes________          No___x_____

        Trigger Event that occurred as of a prior Determination Date
           is Deemed Cured as of current Determination Date                                       Yes________          No___x_____

XI.     Insurance Agreement Events of Default

        To the knowledge of the Servicer, an Insurance Agreement
           Event of Default has occurred                                                          Yes________          No___x_____

        To the knowledge of the Servicer, a Capture Event has occurred and be continuing          Yes________          No___x_____

        To the knowledge of the Servicer, a prior Capture Event has been cured by
           a permanent waiver                                                                     Yes________          No___x_____

          IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                              ARCADIA  FINANCIAL  LTD.

                              By:
                                  ---------------------------------------
                              Name:  Scott R. Fjellman
                                     ------------------------------------
                              Title:  Vice President / Securitization
                                     ------------------------------------

                                 Page 3 (1997-B)